UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

0-22606
(Commission File Number)

November 19, 2007
Date of Report (Date of Earliest Event Reported):

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	64-0665423
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
              On November 19, 2007, the Board of Directors of Britton & Koontz Capital Corporation (the “Company”) adopted an amendment to the Company’s Bylaws.  In order to be in compliance with the listing standards of The NASDAQ Stock Market LLC, the amendment, which is immediately effectively, clarifies that the Company may issue uncertified shares of its common stock.  A copy of the amendment to the Bylaws of the Company adopted by the Board of Directors is attached hereto as Exhibit 3.1 and is filed with this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

3.1	Articles of Amendment to the Bylaws of Britton & Koontz Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date:	November 20, 2007	/s/ W. Page Ogden
W. Page Ogden
Chief Executive Officer

Exhibits Index

Exhibit	Description of Exhibit

3.1	Articles of Amendment to the Bylaws of Britton & Koontz Capital Corporation.